SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) February 24, 2006

HOST HOTELS & RESORTS, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-14625	53-0085950
(Commission File Number)	(I.R.S. Employer Identification Number)

6903 Rockledge Drive, Suite 1500, Bethesda, MD 20817

(Address of Principal Executive Offices) (Zip Code)

(240) 744-1000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01—Other Events

Host Hotels & Resorts, Inc. deems the following information to be of importance to its securityholders.

On February 24, 2006, Host Hotels & Resorts, Inc. sold the Chicago Deerfield Marriott Suites and the Marriott at Research Triangle Park for approximately $27 million and $28 million, respectively. In addition to these sales, on March 31, 2006, the Company also sold the Swissôtel, The Drake New York for approximately $440 million. In accordance with applicable generally acceptable accounting principles, the results of these hotels were presented in the Company’s continuing operations for all fiscal years included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2005, filed with the Securities and Exchange Commission (“SEC”) on March 10, 2006. In accordance with Statement of Financial Accounting Standard No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” the Company reported the results of these hotels as discontinued operations in its Form 10-Q for the quarter ended March 24, 2006. The following information (which is attached as exhibits hereto and incorporated by reference herein), which was originally presented in the Company’s Annual Report on Form 10-K reflecting the results of operations of the Chicago Deerfield Marriott Suites, the Marriott at Research Triangle Park and the Swissôtel, The Drake New York as continuing operations, has been revised to reflect these hotels as discontinued operations:

•	Selected Financial Data for each of the five years ended December 31, 2005;

•	Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”) for each of the three years ended December 31, 2005;

•	Revised Consolidated Financial Statements as of December 31, 2005 and 2004 and for each of the three years ended December 31, 2005; and

•	Schedule of Real Estate and Accumulated Depreciation.

Investors are cautioned that the MD&A presented herein has been revised to reflect the effect on the Company’s MD&A for the transactions noted above, the acquisition of 33 hotels from Starwood Hotels & Resorts, Inc. and certain other debt issuances and repayments subsequent to March 10, 2006, the filing date of our Form 10-K. The MD&A presented herein does not purport to update the MD&A included in the Company’s Annual Report on Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring, or known to management, other than these transactions. Investors should read the information contained in this current report together with the other information contained in the Company’s 2005 Annual Report on Form 10-K filed on March 10, 2006, the Company’s Form 10-Q for the quarter ended March 24, 2006 filed with the SEC on May 3, 2006, and other information filed with, or furnished to, the SEC after March 10, 2006.

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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit No.
23.1	Consent of KPMG LLP

99.1	Selected Financial Data

99.2	Management’s Discussion and Analysis of Results of Operations and Financial Condition

99.3	Consolidated financial statements as of December 31, 2005 and 2004 and for the three years ended December 31, 2005

99.4	Schedule of Real Estate and Accumulated Depreciation as of December 31, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOST HOTELS & RESORTS, INC.

By:	/s/ LARRY K. HARVEY
Larry K. Harvey Senior Vice President, Chief Accounting Officer

Date: June 16, 2006

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